UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 16, 2011

(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On June 16, 2011, Vitacost.com, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of March 24, 2010, between the Company and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”).  The Amendment accelerates the Final Expiration Date of the Company’s Preferred Stock purchase rights (the “Rights”) to June 16, 2011.  The Amendment is filed with this report and incorporated herein by reference.  The summary description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is incorporated herein by reference as Exhibit 4.1 to this Current Report on Form 8-K.

Item 1.02                      Termination of a Material Definitive Agreement.

Item 1.01 is incorporated herein by reference.

Item 2.02                      Results of Operation and Financial Condition.

On June 16, 2011, the Company issued a press release containing its results of operations and financial condition for (i) the three months ended September 30, 2010, (ii) the three months and year ended December 31, 2010 and (iii) the three months ended March 31, 2011. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 2.02 and in Exhibit 99.1 in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibit 99.1 in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 3.03                      Material Modification to Rights of Security Holders.

As a result of the Amendment described in Item 1.01 above, the Company’s outstanding Rights will expire at the close of business on June 16, 2011.

Item 9.01.                      Financial Statements and Exhibits

(d)           Exhibits

4.1	Amendment No. 1 to Rights Agreement, dated as of June 16, 2011, betweenVitacost.com, Inc. and Mellon Investor Services LLC.
99.1	Press Release dated June 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           June 16, 2011

VITACOST.COM, INC.

By:	/s/ Stephen Markert, Jr.
Name:	Stephen Markert, Jr.
Title:	Interim Chief Financial Officer

EXHIBIT INDEX

4.1	Amendment No. 1 to Rights Agreement, dated as of June 16, 2011, betweenVitacost.com, Inc. and Mellon Investor Services LLC.
99.1	Press Release dated June 16, 2011.